H1 Taxes	12 Months Ended
Dec. 31, 2024
Major components of tax expense (income) [abstract]
H1 Taxes

Taxes

The Company’s tax expense

was SEK –2,215 (–2,785) million or 85.6%
(–11.9
%) of income after financial items. The tax rate may vary between years depending on business and geographical mix.
Income taxes recognized in the income statement

	2024	2023	2022
Current income taxes for the year	–6,461	–4,289	–7,353
Current income taxes related to prior years	–162	118	253
Deferred tax income/expense (+/–)	4,563	1,406	1,617
Share of taxes in associated companies	–102	–20	–14
Pillar Two tax expense	–53	–	–
Income tax expense	–2,215	–2,785	–5,497
A reconciliation between reported tax expense for the year and the theoretical tax expense that would arise when applying the statutory tax rate in Sweden, 20.6%, on the consolidated income/loss before taxes, is shown in the table below.
The tax rate is negatively impacted by the effect on non-tax deductible goodwill and the remeasurement of tax loss carry-forwards and positively impacted by the other intangible asset impairments mainly related to Vonage of SEK 15.1 (31.9) billion. In 2022 taxes were positively impacted by SEK 411 million as a result of utilization of previously expensed withholding tax assets in Sweden and negatively impacted by the tax effect of the provision for the Department of Justice (DOJ) settlement of SEK 450 million.
Reconciliation of Swedish income tax rate with effective tax rate

	2024	2023	2022
Calculated tax expense at Swedish tax rate of 20.6%	–533	4,804	–5,070
Effect of foreign tax rates	430	–884	–605
Current income taxes related to prior years	–162	118	253
Remeasurement of tax loss carry-forwards	–973	–28	–49
Remeasurement of deductible temporary differences	308	394	15
Withholding tax expense	–780	–217	–
Recognition of previously expensed withholding tax	–	–	411
Tax effect of non-deductible expenses	–1,045	–7,311	–760
Tax effect of non-taxable income	655	335	327
Tax effect of changes in tax rates	–62	4	–19
Pillar Two tax expense	–53	–	–

Income tax expense	–2,215	–2,785	–5,497
Effective tax rate	85.6%	–11.9%	22.3%
The Group has applied the temporary exception issued by the IASB in May 2023 from the accounting requirements for deferred taxes in IAS 12. Accordingly, the Group neither recognises nor discloses information about any deferred tax assets or liabilities related to Pillar Two income taxes.
Deferred tax balances
Deferred tax assets and liabilities are derived from the balance sheet items as shown in the table below. The table includes the effect of the IAS 12 amendments on deferred tax arising from a single transaction effective January 1, 2023.
Tax effects of temporary differences and tax loss carry-forwards

	Deferred tax assets	Deferred tax liabilities	Net balance

2024
Intangible assets and property, plant and equipment	1,447	3,457
Right-of-use assets and similar assets	–	1,199
Current assets	4,340	1,323
Post-employment benefits	4,778	229
Provisions	4,788	–
Lease liabilities and similar liabilities	1,307	–
Deferred tax credits	5,027	–
Other	2,394	359
Loss carry-forwards	5,603	–
Deferred tax assets/liabilities	29,684	6,567	23,117
Netting of assets/liabilities	–5,272	–5,272
Deferred tax assets/liabilities, net	24,412	1,295	23,117

2023
Intangible assets and property, plant and equipment	1,195	7,193
Right-of-use assets and similar assets	–	1,272
Current assets	3,413	1,313
Post-employment benefits	5,297	477
Provisions	3,980	–
Lease liabilities and similar liabilities	1,337	–
Deferred tax credits	5,453	–
Other	2,095	178
Loss carry-forwards	6,158	–
Deferred tax assets/liabilities	28,928	10,433	18,495
Netting of assets/liabilities	–6,553	–6,553
Deferred tax assets/liabilities, net	22,375	3,880	18,495
Changes in deferred taxes, net

	2024	2023
Opening balance, net	18,495	14,610
Recognized in net income	4,563	1,406
Recognized in other comprehensive income	505	–631
Balances regarding acquired/divested busines s es	–	–57
Deferred tax credits increase (+) / utilization (–)	–685	3,249
Translation difference	239	–82
Closing balance, net	23,117	18,495
Tax on items charged to Equity and Other comprehensive income

	2024	2023	2022
Remeasurements of defined benefits pension plans	–147	–251	–2,093
Revaluation of credit risk on borrowings	117	137	–212
Cash flow hedge reserve s	652	–380	–671
Non-controlling interests	2	–	–4
Total	624	–494	–2,980

Tax on items charged to Equity and Other comprehensive income (OCI) is presented in the table above. Of the total tax effect reported in OCI, SEK 507 (–631) million is deferred tax and SEK 117 (137) million is current tax.
As a result of Parent Company exemptions from tax on dividends from subsidiaries and on capital gains on disposal, there are no significant taxable temporary differences associated with investments in subsidiaries, branches and associates.
Tax loss carry-forwards
Significant tax assets regarding tax loss carry-forwards are reported to the extent that realization of the related tax benefit through future taxable profits is probable also when considering the period during which these can be utilized, as described below.
The majority of the recognized tax loss carry-forwards pertain to Sweden, US, Germany and Brazil. These countries have long or indefinite periods of utilization. Of the total SEK 5,603 (6,158) million recognized deferred tax assets related to tax loss carry-forwards, SEK 3,815 (4,172) million relates to Sweden.
Future profit projections support the conclusion that the deferred tax assets will be utilized in the foreseeable future.
As of December 31, 2024, the recognized tax loss carry-forwards amounted to SEK 25,354 (27,666) million. The tax value of the tax loss carry-forwards is reported as a tax asset based on the utilization periods and the expectation that the
G
roup will realize a significant taxable income to offset these loss carry-forwards. The tax loss carry-forwards of SEK 11,025 (8,918) million at a tax value of SEK 2,399 (1,819) million have not been recognized due to judgments that they are unlikely to be utilizable against future taxable profits in the respective jurisdictions. The majority of both recognized and unrecognized tax loss carry-forwards have an expiration date in excess of five years. The majority of unrecognized tax loss carry-forwards pertains to US, Ireland, Hungary and the UK. The final years which the recognized and unrecognized tax loss carry-forwards can be utilized are shown in the following table.

Tax loss carry-forwards

	Recognized tax loss		Unrecognized tax loss

Year of expiration	Tax loss carry-forwards	Tax value	Tax loss carry-forwards	Tax value
2025	58	10	136	19
2026	2	1	160	26
2027	10	2	1,331	327
2028	59	15	450	107
2029	300	85	118	16
2030 or later (also includes unlimited carry-forwards)	24,925	5,490	9,052	1,960
Total	25,354	5,603	11,247	2,455

Deferred tax credits
In addition to deferred tax credits of SEK 5,027
(5,453
) million recognized in 2024, unused deferred tax credits, relating mainly to R&D tax credits, for which no deferred tax asset was recognized in the consolidated balance sheet amounted to SEK 1,114 (1,148) million. The final years in which the tax credits can be utilized are shown in the below table.
Risk assessment on the business plans is carried out on a regular basis, and deferred tax asset recoverability analysis will be performed if conditions suggest that such assets might need to be impaired.
Deferred tax credits

	Recognized deferred tax credits	Unrecognized deferred tax credits

Year of expiration	Tax value	Tax value
2025	32	108
2026	121	122
2027	33	105
2028	1,376	9
2029	2,132	10
2030 or later	1,333	760
Total	5,027	1,114